SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 25, 2019
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)

(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01    Other Events.
On February 25, 2019, Joseph D. Margolis, Chief Executive Officer and a Director of Extra Space Storage Inc. (the “Company”), entered into a pre-arranged trading plan to sell a portion of the equity holdings in the Company held by Mr. Margolis as a part of his personal long-term strategy for asset diversification as well as for tax and estate planning.
The trading plan was designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Using these types of plans, insiders can gradually diversify their investment portfolios and spread stock trades out over an extended period of time, while complying with insider trading laws.
Under the trading plan, Mr. Margolis may sell up to 10,000 shares of the Company’s common stock in the aggregate. In the event that all of the shares covered by the plan are sold, Mr. Margolis will continue to beneficially own approximately 90% or more of his current equity holdings in the Company, including vested and unvested options to acquire shares of common stock and restricted shares of common stock subject to restrictions on transfer and forfeiture provisions and will at all times be in full compliance with the Company’s stock ownership guidelines.
Sales of these shares by Mr. Margolis may occur during specified periods between February 2019 and March 2020, unless terminated sooner in accordance with the trading plan’s terms. All sales of shares under the trading plan are subject to certain minimum price conditions and maximum sale volume limitations.
Transactions under this plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Similar trading plans may be adopted by the Company’s officers or directors in the future. The Company does not undertake to report trading plans that may be adopted by any of its officers or directors in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.
Date: February 26, 2019	By:	/s/ GWYN G MCNEAL
Gwyn G. McNeal Executive Vice President and Chief Legal Officer

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